EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 2004


                                  BIOFARM, INC.
             (Exact name of registrant as specified in its charter)


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               Nevada                      000-20317             88-0270266
    (State or other jurisdiction         (Commission           (IRS Employer
           of incorporation)              File Number)      Identification No.)


           1244 Main Street, Linfield, Pennsylvania                19468
           (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (610) 495-8413



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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     See Section 2.01 below regarding the amendment of a material agreement.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On December 10, 2004, BioFarm, Inc. (the "Company") completed its previously disclosed acquisition (the "Acquisition") of all of the outstanding shares of friendlyway, Inc., a Delaware corporation, ("Friendlway"). The Acquisition was effected pursuant to the terms of a Share Exchange Agreement dated August 13, 2004 (the "Exchange Agreement") between the Company, Friendlyway and the stockholders of Friendlyway as of the date of the Exchange Agreement. Immediately prior to the closing of the Acquisition, the Company and the stockholders of Friendlyway as of December 10, 2004 entered into a Closing Agreement pursuant to which certain terms and conditions of the Exchange Agreement were amended. The primary changes effected by the Closing Agreement were (i) making those persons who had acquired shares of Friendlyway since August 13, 2004 parties to the Exchange Agreement and (ii) waiving certain closing conditions.

     Attached as Exhibit 99.1 is a press release from Friendlyway announcing the closing of the transaction.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     Pursuant to the terms of the Share Exchange Agreement, the Company issued 18,000,000 shares of its Common Stock, $0.001 par value, to the stockholders of Friendlyway. The issuance was exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereof.

     Immediately after the closing of the Acquisition the Company had 23,681,095 shares of Common Stock outstanding. This number excludes 1,085,000 shares of Common Stock issued pursuant to two improperly filed Form S-8 filings which shares are not deemed to be validly issued, fully paid and non-assessable because such shares were not registered for public sale, were issued without consideration and were not authorized for issuance by the Board of Directors. Under the terms of the Exchange Agreement, the Company is required to issue the Friendlyway shareholders an additional 3 shares of Common Stock for each share over 6,000,000 shares the Company had issued and outstanding (or was otherwise obligated to issue) as of the closing of the Acquisition. The Company intends to attempt to cancel the aforementioned 1,085,000 shares of Common Stock in the near future; however, it may not be able to do so. If it is unable to do so, it will be required to issue additional shares of Common Stock to the Friendlyway stockholders.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

     Upon the closing of the Acquisition, the former stockholders of Friendlyway became the controlling stockholders of the Company as a result of their ownership of approximately 76.0 % of the outstanding shares of Common Stock the Company. In particular, Alex von Welczeck owned 8,659,999 shares of Common Stock of the Company (approximately 36.6% of the Company's outstanding Common Stock ) and Friendlyway AG, a German corporation, owned 6,000,001 shares of Common Stock of the Company (approximately 25.3% of the Company's outstanding Common Stock).

     As described in Item 5.02 below, upon the closing of the transaction, the Board of Directors of the Company was expanded from 3 members to 6 members and Alexander von Welczeck, Klaus Trox of Friendlyway AG, and Henry Lo were added to the Board. In addition, under the terms of the Exchange Agreement, the Company has to call a meeting of stockholders of the Company to, among other things, elect new directors and, in connection therewith, to nominate Alexander von Welczeck, one nominee of Alexander von Welczeck, Henry Lo and Klaus Trox to serve as directors of the Company. The Company anticipates that in connection with this stockholders meeting the size of the Board of Directors will be reduced to 5.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective as of December 10, 2004, Allan Esrine and David Stith resigned from their positions as officers of the Company, and the Board of Directors appointed Alexander von Welczeck as Chief Executive Officer and Henry Lo as Chief Financial Officer.

     Mr. Welczeck has approximately 18 years of sales, marketing and business development experience with multi-national companies. Mr. Welczeck oversees the strategic growth and direction of Friendlyway, Inc. and has been instrumental in the success of Friendlyway, Inc. During 2002, Mr. Welczeck orchestrated the Management Buyout of Friendlyway, Inc. from friendlyway AG. Prior to joining Friendlyway in 1998, Mr. Welczeck spent two years as Marketing Manager at Thyssen GmbH in Stuttgart, Germany. Prior to his years at Thyssen, he spent over ten years at Dover Elevators in various managerial positions in sale, marketing and business development. During his tenure at Dover, Mr. Welczeck played a key role in the acquisition of 11 companies in a rollup strategy.

     Mr. Welczeck is employed by Friendlyway pursuant to the terms of an employment agreement that provides for a base of salary of $150,000 (adjusted annually for cost of living increases), a car allowance of up to $750 per month and a discretionary bonus. The employment agreement provides for successive one year terms commencing on August 1 of each year unless cancelled 60 days prior to the commencement of a term. If the Company terminates Mr. Welczeck's employment without cause, he will be entitled to receive 120% of the salary that would have due to him during the reminder of the then current term.

     Mr. Lo has approximately 18 years of finance and accounting experience with publicly-traded and privately-held companies. Mr. Lo oversees all finance, accounting and administrative activities and developments for Friendlyway. In addition, his responsibilities include the effecting the Acquisition and fundraising. Prior to joining Friendlyway in 2004, Mr. Lo had served as Chief Financial Officer of Planet-Intra Software, a web-based portal software company, since its inception in 2000. During his tenure at Planet-Intra, Mr. Lo raised over $10M from first-tier venture capital firms and ultimately sold the Company in 2003. Prior to Planet Intra, he was Chief Financial Officer at Versata Software leading its Initial Public Offering in March 2000. Prior to Versata Software, he spent six years in the disk drive industry with two publicly-traded companies. He served as Treasurer and Director of Investor Relations at StorMedia Incorporated which went through its Initial Public Offering in 1995. Mr. Lo was also Chief Financial Officer at SyQuest Technology and orchestrated its sale to Iomega Corporation. Prior experience included various managerial positions at GE Capital and PriceWaterhouseCoopers. Additionally, he is a Certified Public Accountant, and is a member of the AICPA and the California Society of CPAs.

     The foregoing changes to the officers and directors of the Company were made pursuant to the terms of the Exchange Agreement.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On December 10, 2004, the Board of Directors approved Amended and Restated Bylaws of the Company which are filed herewith as Exhibit 3.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: To be filed by amendment within 71 calendar days of the date of this filing.

(b) PRO-FORMA FINANCIAL STATEMENTS: To be filed by amendment within 71 calendar days of the date of this filing.

(c) EXHIBITS

2.1 Share Exchange Agreement dated August 13, 2004
2.2 Closing Agreement dated December 10, 2004
3.1 Amended and Restated Bylaws of Registrant
99.1 Press Release dated December 14, 2004

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BioFarm,Inc
                                            --------------------
                                            (Registrant)

Date:  December 16, 2004
                                            By: /s/ Henry Lo
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                                               Henry Lo, Chief Financial Officer